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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-44313) of Memry Corporation of our report dated August 8, 2000 relating to the financial statements, which appears in this Form 10-KSB.



                                                     /s/ McGladrey & Pullen, LLP
New Haven, Connecticut
September 27, 2000